[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

[graphic omitted]

MFS(R) GLOBAL EQUITY FUND
(formerly MFS(R) World Equity Fund)

ANNUAL REPORT o OCTOBER 31, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75\t/\h/ anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve
3.8 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements to the success of MIT did not exist before our founders invented it in 1924. That is liquidity. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately and the money may be exchanged into another MFS fund or that you may add other MFS funds to your portfolio as your investment needs change. If you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web:
WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

November 16, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
     David R. Mannheim

For the 12 months ended October 31, 1998, Class A shares of the Fund provided a total return of 7.46%, Class B shares 6.75%, Class C shares 6.64%, and Class I shares 7.78%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 15.73% return for the Morgan Stanley Capital International (MSCI) World Index, a broad, unmanaged index of global equities. Effective August 24, 1998, the name of the Fund was changed from MFS(R) World Equity Fund to MFS(R) Global Equity Fund.

Q. COULD YOU DISCUSS THE FUND'S RECENT PERFORMANCE VERSUS ITS BENCHMARK?

A. The Fund has underperformed the MSCI World Index for the past six months. One of the primary reasons has been the Fund's holdings in Latin America, which made up a small percentage of assets but suffered poor performance over the period. Also, the global flight to quality has negatively impacted companies based in peripheral European markets such as Spain, Italy, Portugal, and Ireland. The Fund has investments in several strong companies in those regions but, as investor fear drove capital out of those markets and into the more well-known Western European companies in core markets such as Germany and France, those stocks underperformed. While this may have held back performance in the short term, it has not affected our company-focused investment method. Long term, I believe we've chosen strong companies in the smaller markets that will perform well for the Fund.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OF THE PAST 12 MONTHS, PARTICULARLY AS IT RELATES TO THE FUND?

A. In a word: volatile. In the past 12 months we've seen markets go from record highs in the spring to near collapse in the summer. Now, in the early fall, the markets appear to be snapping back. I do believe that there has been a fundamental change in terms of corporate earnings growth, and our expectations in this regard are lower today than they were six months ago. The roots of these reduced expectations can be found in the continuing problems in Asia, continued weakness in Japan, and the Russian credit default. The major markets in the United States and Europe remain relatively sound, though we expect growth there to moderate. The lack of inflation pressure and low interest rates should help support stock valuations, so the market's negative reaction reflects a fundamental change in growth outlooks. Things are looking up globally, though, as Latin America seems to have retreated from economic chaos, Japan looks like it may have the will to execute effective economic reforms, interest rates are dropping around the world, and the impact of Russia's default on the world economy has been fairly limited. So we're seeing a little more investor confidence seep back into the markets, and we're cautiously positive on the prospects for the future.

Q. CAN YOU DISCUSS SOME OF THE MAJOR MARKETS IN WHICH THE FUND IS INVESTED?

A. The United States has bounced back from its recent market volatility faster than other global markets and, while other markets are improving, not all are returning as quickly or with the same strength. In Asia, particularly in Japan, the yen is showing strength again, and the government's bank reform package has sparked some renewed interest in that market. However, the Japanese market is still depressed, and the economic troubles of other nations in the area are overwhelming even what were once good companies, so we're being very cautious, although we continue to carefully research stocks for potential purchase in the future. In Europe, as we do around the world, we continue to look for steady-earning companies that can deliver predictable growth in volatile markets, and we view the drive toward European monetary union (EMU) as a potential catalyst for growth and new opportunities.

Q. IS THE FUND TOTALLY OUT OF LATIN AMERICA? IF SO, AT WHAT POINT MIGHT YOU REENTER THAT MARKET?

A. Currently we have only a very small portion of the Fund's assets in Latin American stocks and are closely watching the situation there, particularly in Brazil. As I said, it seems like the region has pulled back from the abyss but its recovery is not assured just yet. Our analysts, however, are constantly monitoring individual companies while keeping an eye on the big picture, so we may choose to reenter that market in the future as the climate warrants.

Q. THE FUND'S LARGEST INDUSTRY SECTOR IS FINANCIAL SERVICES, FOLLOWED BY RETAILING, TECHNOLOGY, INDUSTRIAL GOODS AND SERVICES, AND CONSUMER STAPLES. TELL ME A BIT ABOUT WHAT TYPES OF SOLID INVESTMENTS YOU'VE FOUND IN EACH SECTOR.

A. In financial services, we're overweighted in insurance and in European stocks. We own no Japanese financial services stocks. In retailing, we're focusing on companies that can offer steady growth, such as Rite Aid, Safeway, and Koninkliijke Ahold. Our technology weighting, including IBM and Sun Microsystems, has performed very well for us in the past 12 months. Our industrial goods and services holdings are composed predominantly of European defense stocks such as British Aerospace, Saab Aerospace, and Thomson CSF, all of which offer steady, noncyclical growth and predictable revenue and earnings streams. Consumer staples stocks such as Benckiser and Henkel are in a similar position, in that they can offer steady, predictable growth in volatile times.

Q. COULD YOU TALK ABOUT SOME STOCKS OR COUNTRIES THAT PERFORMED BETTER THAN YOU EXPECTED?

A. As I noted before, our technology holdings, with the exception of Computer Associates, performed very well for us in the past year. In addition to IBM and Sun, Compuware, a computer services company, helped the Fund's recent performance. Rite Aid, which has been a top holding for a long time, continues to outperform. Next, a U.K. retailer, was an excellent value when we bought it earlier this year, and it has performed well since then.

Q. NOW, WHAT ABOUT SOME STOCKS THAT DIDN'T DO AS WELL AS YOU WOULD HAVE
   LIKED?

A. Computer Associates had a difficult period over the summer, when it lost half its value. We've added to our position since it hit bottom in June, and the stock has rebounded somewhat. United Healthcare also dropped seriously in July. A number of other stocks have underperformed in the short term, such as British Aerospace, Akzo Nobel, and Canadian National Railway. However, we have owned these stocks for a long time and, historically, they've performed solidly. We continue to have confidence in these companies as long-term holdings.

Q. WHAT DO YOU SEE AS THE BIGGEST OPPORTUNITIES FOR THE FUND GOING FORWARD?

A. We seem to have weathered the recent market shock, and now stability is returning. The fear we saw in the past few months seems to have dissipated somewhat, and investors are taking advantage of extraordinary values created by deeply discounted share prices of very solid companies. As the world economic situation stabilizes, we see growth continuing, but at a moderated pace.

Q. HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF EUROPEAN MONETARY UNION?

A. EMU is a positive event for investors, particularly for MFS. As currency risk is eliminated and the cost of doing business evens out between EMU member nations, there will be heightened competition across borders within industry sectors and an intensified focus on the performance of individual companies in each sector. As a company that has always sought the best individual companies in which to invest, as opposed to investing on a top-down regional allocation basis, MFS is perfectly positioned to thrive in the new environment.

Q. MFS IS APPROACHING ITS 75TH ANNIVERSARY IN MARCH 1999. WHAT DOES THAT DEGREE OF LONGEVITY MEAN TO YOU AS A PORTFOLIO MANAGER?

A. The thing that separates MFS from other fund companies is its long history of teamwork. We can point to a thriving corporate culture that has been fully ingrained over the past 75 years and that values the cooperative gathering of critical research information in an effort to serve the needs of our investors. We look at the achievements of the past 75 years as a great platform from which we can effectively engage the markets on behalf of our shareholders.

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   DAVID R. MANNHEIM IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) GLOBAL ASSET ALLOCATION FUND, MFS(R) MERIDIAN(SM) GLOBAL EQUITY FUND, MFS(R) GLOBAL GROWTH FUND, AND THE INTERNATIONAL SERIES, THE WORLD GROWTH SERIES, AND THE WORLD ASSET ALLOCATION SERIES OFFERED THROUGH MFS() R/ SUN LIFE ANNUITY PRODUCTS.

   MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER OF MFS GLOBAL EQUITY FUND IN 1992, AND SENIOR VICE PRESIDENT IN 1997. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN
                            STOCKS OF U.S. AND NON-U.S. ISSUERS.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    DECEMBER 29, 1986

  CLASS INCEPTION:          CLASS A  SEPTEMBER 7, 1993
                            CLASS B  DECEMBER 29, 1986
                            CLASS C  JANUARY 3, 1994
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $578.1 MILLION NET ASSETS AS OF OCTOBER 31, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 5-year period ended October 31, 1998)

                            Standard
             MFS Global   & Poor's 500      MSCI          Consumer
            Equity Fund     Composite       World        Price Index
            - Class B        Index          Index          - U.S.
--------------------------------------------------------------------
10/93        $10,000        $10,000        $10,000        $10,000
10/94         10,533         10,387         10,817         10,261
10/95         11,489         13,133         11,902         10,549
10/96         13,299         16,297         13,905         10,865
10/97         15,923         21,531         16,304         11,091
10/98         16,999         26,265         18,862         11,242

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended October 31, 1998)

                            Standard
             MFS Global   & Poor's 500      MSCI           Consumer
            Equity Fund     Composite       World        Price Index
            - Class B        Index          Index          - U.S.
--------------------------------------------------------------------
10/88        $10,000        $10,000        $10,000        $10,000
10/90         12,119         11,694         10,172         11,107
10/92         12,602         17,166         11,291         11,797
10/94         17,118         20,494         15,594         12,438
10/96         21,612         32,156         20,047         13,170
10/98         27,626         51,825         27,192         13,627

AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1998

CLASS A

                                1 Year    3 Years    5 Years      10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return     + 7.46%    +14.86%    +12.31%        +11.21%
--------------------------------------------------------------------------------
SEC Results                     + 1.28%    +12.61%    +10.98%        +10.55%
--------------------------------------------------------------------------------

CLASS B

                                1 Year    3 Years    5 Years      10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return     + 6.75%    +13.95%    +11.32%        +10.70%
--------------------------------------------------------------------------------
SEC Results                     + 2.75%    +13.17%    +11.05%        +10.70%
--------------------------------------------------------------------------------

CLASS C

                                1 Year    3 Years    5 Years      10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return     + 6.64%    +13.97%    +11.37%        +10.72%
--------------------------------------------------------------------------------
SEC Results                     + 5.64%    +13.97%    +11.37%        +10.72%
--------------------------------------------------------------------------------

CLASS I

                                1 Year    3 Years    5 Years      10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return     + 7.78%    +14.68%    +11.74%        +10.91%
--------------------------------------------------------------------------------

COMPARATIVE INDICES

                                1 Year    3 Years    5 Years      10 Years/Life
--------------------------------------------------------------------------------
Morgan Stanley Capital
International (MSCI) World
  Index+                        +15.73%    +16.59%    +13.53%        +10.52%
--------------------------------------------------------------------------------
Standard & Poor's 500
  Composite Index+*             +22.06%    +25.99%    +21.30%        +17.88%
--------------------------------------------------------------------------------
Consumer Price Index+#          + 1.37%    + 2.14%    + 2.37%        + 3.14%
--------------------------------------------------------------------------------
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
* The S&P 500 is a popular, unmanagd index of common stock total return performance.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of B for periods prior to the inception of A and C. Because operating expenses of A are lower than those of B, A performance generally would have been higher than B performance. Operating expenses of C are not significantly different from those of B. The B performance included in the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to
B. The C SEC performance has been adjusted to reflect the lower CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1998

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                    19.5%
RETAILING                             14.5%
TECHNOLOGY                            14.2%
INDUSTRIAL GOODS & SERVICES            7.6%
CONSUMER STAPLES                       7.4%

TOP 10 STOCK HOLDINGS

RITE AID CORP.  3.5%                   CANADIAN NATIONAL RAILWAY CO.  2.2%
Drug store chain                       Railway and transportation company

COMPUTER ASSOCIATES INTERNATIONAL,     RELIASTAR FINANCIAL CORP.  2.2%
  INC.  3.2%                           Insurance and financial services
Computer software company                company

BRITISH AEROSPACE PLC  3.0%            AKZO NOBEL N.V.  2.1%
Defense and aircraft company           Dutch chemical company

SUN MICROSYSTEMS, INC.  2.7%           INTERNATIONAL BUSINESS MACHINES
Computer systems company                 CORP.  2.1%
                                       U.S. computer and business equipment
BENCKISER N.V.  2.2%                     company
Dutch cleaning products
  manufacturer                         NEXT PLC  2.0%
                                       U.K. retailer

Portfolio concentration is as of October 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 1998

Stocks - 88.9%
------------------------------------------------------------------------------------------------------
ISSUER                                                                        SHARES         VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 51.7%
  Australia - 1.9%
    QBE Insurance Group Ltd. (Insurance)                                   1,935,981      $  7,655,690
    Seven Network Ltd. (Entertainment)                                     1,088,500         3,207,860
                                                                                          ------------
                                                                                          $ 10,863,550
------------------------------------------------------------------------------------------------------
  Brazil - 0.2%
    Companhia Electricas est Rio de Janeiro (Utilities -
      Electric)*                                                       4,013,800,000      $  1,312,249
------------------------------------------------------------------------------------------------------
  Canada - 2.1%
    Canadian National Railway Co. (Railroads)                                221,000      $ 11,146,687
    T. Eaton Co., Ltd. (Stores)*                                             282,100         1,015,670
                                                                                          ------------
                                                                                          $ 12,162,357
------------------------------------------------------------------------------------------------------
  Finland - 2.3%
    Helsingin Puhelin Oyj (Telecommunications)                                97,015      $  5,315,891
    Pohjola Insurance Group (Insurance)                                      100,590         4,113,865
    Tieto Corp. (Computer Software - Systems)                                127,000         3,857,653
                                                                                          ------------
                                                                                          $ 13,287,409
------------------------------------------------------------------------------------------------------
  France - 4.8%
    Television Francaise (Entertainment)                                      43,000      $  7,105,519
    Thomson CSF (Aerospace and Defense)                                      208,000         7,226,123
    Total S.A., "B" (Oils)                                                    62,000         7,153,760
    Union des Assurances Federales S.A. (Insurance)                           48,500         6,067,520
                                                                                          ------------
                                                                                          $ 27,552,922
------------------------------------------------------------------------------------------------------
  Germany - 2.0%
    Henkel KGaA (Chemicals)                                                  101,000      $  8,627,528
    Wella AG (Consumer Goods and Services)                                     3,829         2,750,685
                                                                                          ------------
                                                                                          $ 11,378,213
------------------------------------------------------------------------------------------------------
  Greece - 0.7%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                   126,444      $  2,874,340
    Stet Hellas Telecommunications S.A. (Telecommunications)                  44,570         1,169,962
                                                                                          ------------
                                                                                          $  4,044,302
------------------------------------------------------------------------------------------------------
  Ireland - 2.0%
    Allied Irish Banks PLC (Banks and Credit Cos.)                           249,000      $  3,574,229
    Anglo Irish Bank PLC (Banks and Credit Cos.)*                          3,198,448         7,758,950
                                                                                          ------------
                                                                                          $ 11,333,179
------------------------------------------------------------------------------------------------------
  Italy - 3.2%
    Banca Carige S.p.A. (Banks and Credit Cos.)                              461,200      $  3,966,827
    ERG S.p.A. (Oils)                                                        998,900         3,051,008
    Mediaset S.p.A. (Entertainment)                                          890,200         5,647,359
    Telecom Italia S.p.A., Saving Shares (Telecommunications)              1,618,500         5,744,341
                                                                                          ------------
                                                                                          $ 18,409,535
------------------------------------------------------------------------------------------------------
  Japan - 7.8%
    Canon, Inc. (Special Products and Services)                              280,000      $  5,308,685
    Eisai Co. Ltd. (Medical and Health Products)                              21,000           330,077
    Kinki Coca-Cola Bottling Co. (Beverages)                                 116,000         1,516,079
    Kirin Beverage Corp. (Beverages)                                         235,000         4,526,225
    NTT Data Corp. (Telecommunications)                                        1,030         4,366,208
    Olympus Optical Co. (Conglomerate)                                       497,000         5,128,117
    Osaka Sanso Kogyo Ltd. (Chemicals)                                       369,000           590,146
    Rohm Co. (Electronics)                                                    31,000         2,745,486
    Sankyo Co. Ltd. (Medical and Health Products)                            143,000         3,233,792
    Sony Corp. (Electronics)                                                 112,000         7,126,397
    Takeda Chemical Industries Co. (Medical and Health Products)             154,000         5,018,573
    Tokyo Broadcasting System, Inc. (Entertainment)                          214,000         2,014,875
    Ushio, Inc. (Electronics)                                                430,000         3,283,233
                                                                                          ------------
                                                                                          $ 45,187,893
------------------------------------------------------------------------------------------------------
  Netherlands - 6.6%
    Akzo Nobel N.V. (Chemicals)                                              283,000      $ 11,002,945
    Benckiser N.V., "B" (Consumer Goods and Services)                        197,435        11,197,112
    IHC Caland N.V. (Marine Equipment)                                        66,480         3,008,386
    ING Groep N.V. (Financial Services)                                      133,648         6,470,186
    Koninklijke Ahold N.V. (Supermarkets)                                    125,000         4,157,072
    Koninklijke Ahrend Groep N.V. (Consumer Goods and Services)              121,629         2,468,666
                                                                                          ------------
                                                                                          $ 38,304,367
------------------------------------------------------------------------------------------------------
  Norway - 0.7%
    Storebrand ASA (Insurance)                                               499,745      $  3,915,323
------------------------------------------------------------------------------------------------------
  Portugal - 1.5%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                   365,744      $  6,974,713
    Telecel - Comunicacaoes Pessoais S.A. (Telecommunications)                 9,550         1,750,703
                                                                                          ------------
                                                                                          $  8,725,416
------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    Natsteel Electronics Ltd. (Electronics)                                  952,000      $  1,959,741
------------------------------------------------------------------------------------------------------
  Spain - 0.7%
    Repsol S.A. (Oils)                                                        86,000      $  4,320,472
------------------------------------------------------------------------------------------------------
  Sweden - 2.9%
    Astra AB (Pharmaceuticals)                                               331,333      $  5,205,162
    Saab AB, "B" (Aerospace)*                                              1,008,825         8,021,231
    Volvo AB (Automotive)                                                    151,000         3,262,949
                                                                                          ------------
                                                                                          $ 16,489,342
------------------------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Barry Callebaut AG (Food and Beverage Products)*                          14,395      $  3,221,333
    Novartis AG (Medical and Health Products)                                  1,561         2,813,028
                                                                                          ------------
                                                                                          $  6,034,361
------------------------------------------------------------------------------------------------------
  United Kingdom - 11.0%
    ASDA Group PLC (Supermarkets)                                          1,794,600      $  4,833,806
    Avis Europe PLC (Auto Rental)##                                          952,400         4,158,681
    British Aerospace PLC (Aerospace and Defense)*                         2,093,812        15,483,018
    British Petroleum PLC (Oils)*                                            474,246         6,958,232
    Capital Radio PLC (Broadcasting)                                         126,200         1,061,996
    Jarvis Hotels PLC (Restaurants and Lodging)+                             410,300           700,160
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                        319,000         2,641,749
    Lloyds TSB Group PLC (Banks and Credit Cos.)                             288,534         3,560,039
    LucasVarity PLC (Automotive)                                           2,460,700         8,398,167
    Next PLC (Stores)                                                      1,194,000        10,087,682
    Taylor Nelson Sofres PLC (Market Research)                               450,800           659,915
    Tomkins PLC (Conglomerate)                                             1,037,000         4,796,998
                                                                                          ------------
                                                                                          $ 63,340,443
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $298,621,074
------------------------------------------------------------------------------------------------------
U.S. Stocks - 37.2%
  Aerospace - 0.9%
    Raytheon Co., "A"                                                         96,000      $  5,376,000
------------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    TRW, Inc.                                                                101,000      $  5,750,688
------------------------------------------------------------------------------------------------------
  Business Machines - 4.3%
    International Business Machines Corp.                                     74,000      $ 10,984,375
    Sun Microsystems, Inc.*                                                  235,800        13,735,350
                                                                                          ------------
                                                                                          $ 24,719,725
------------------------------------------------------------------------------------------------------
  Business Services - 1.9%
    Galileo International, Inc.                                              171,350      $  6,500,591
    H & R Block, Inc.                                                         99,000         4,436,437
                                                                                          ------------
                                                                                          $ 10,937,028
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.2%
    Cadence Design Systems, Inc.*                                             96,000      $  2,052,000
    Computer Associates International, Inc.                                  418,000        16,458,750
    Compuware Corp.*                                                         151,500         8,209,406
    Synopsys, Inc.*                                                          203,400         9,203,850
                                                                                          ------------
                                                                                          $ 35,924,006
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Kimberly-Clark Corp.                                                     125,400      $  6,050,550
------------------------------------------------------------------------------------------------------
  Entertainment - 2.4%
    Hearst-Argyle Television, Inc.*                                           27,200      $    754,800
    Mirage Resorts, Inc.*                                                    342,000         5,792,625
    Viacom, Inc., "B"*                                                       121,751         7,289,841
                                                                                          ------------
                                                                                          $ 13,837,266
------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.5%
    Federal Home Loan Mortgage Corp.                                         153,000      $  8,797,500
------------------------------------------------------------------------------------------------------
  Insurance - 6.4%
    CIGNA Corp.                                                              133,700      $  9,751,744
    Hartford Financial Services Group, Inc.                                  128,900         6,847,812
    Nationwide Financial Services, Inc., "A"                                 111,600         4,631,400
    ReliaStar Financial Corp.                                                252,000        11,040,750
    Transamerica Corp.                                                        44,000         4,576,000
                                                                                          ------------
                                                                                          $ 36,847,706
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.2%
    Guidant Corp.                                                            101,000      $  7,726,500
    United Healthcare Corp.                                                  117,500         5,118,594
                                                                                          ------------
                                                                                          $ 12,845,094
------------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Amoco Corp.                                                               32,000      $  1,796,000
------------------------------------------------------------------------------------------------------
  Printing and Publishing
    Pulitzer Publishing Co.                                                    1,900      $    150,100
------------------------------------------------------------------------------------------------------
  Stores - 6.1%
    American Stores Co.                                                      268,200      $  8,733,262
    AutoZone, Inc.*                                                          204,000         5,367,750
    Federated Department Stores, Inc.*                                        90,000         3,459,375
    Rite Aid Corp.                                                           450,000        17,859,375
                                                                                          ------------
                                                                                          $ 35,419,762
------------------------------------------------------------------------------------------------------
  Supermarkets - 2.1%
    Meyer (Fred), Inc.*                                                      121,000      $  6,450,812
    Safeway, Inc.*                                                           121,000         5,785,313
                                                                                          ------------
                                                                                          $ 12,236,125
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    KN Energy, Inc.                                                           94,000      $  4,670,625
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $215,358,175
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $431,747,524)                                              $513,979,249
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 11.3%
------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
                                                                       (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 11/19/98                                   $15,000      $ 14,962,625
    Federal Home Loan Bank, due 11/02/98 - 11/13/98                           23,408        23,392,601
    Federal Home Loan Mortgage Corp., due 11/05/98 - 11/17/98                 17,101        17,074,266
    Tennessee Valley Authority, due 11/02/98                                  10,000         9,998,678
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 65,428,170
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $497,175,694)                                         $579,407,419
Other Assets, Less Liabilities - (0.2)%                                                     (1,345,445)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $578,061,974
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $497,175,694)          $ 579,407,419
  Cash                                                                  43,602
  Foreign currency, at value (identified cost, $1,201,993)           1,201,991
  Receivable for Fund shares sold                                    5,271,762
  Receivable for investments sold                                    2,610,853
  Dividends receivable                                                 755,830
  Other assets                                                          34,769
                                                                 -------------
      Total assets                                               $ 589,326,226
                                                                 -------------
Liabilities:
  Payable for investments purchased                              $   2,573,262
  Payable for Fund shares reaquired                                  8,218,880
  Net payable for foreign currency exchange contracts
    subject to master netting agreements                                84,327
  Payable to affiliates -
    Management fee                                                      30,665
    Administrative fee                                                     460
    Shareholder servicing agent fee                                      3,450
    Distribution and service fee                                       144,719
  Accrued expenses and other liabilities                               208,489
                                                                 -------------
      Total liabilities                                          $  11,264,252
                                                                 -------------
Net assets                                                       $ 578,061,974
                                                                 =============
Net assets consist of:
  Paid-in capital                                                $ 468,489,970
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 82,179,970
  Accumulated undistributed net realized gain on
    investments and foreign transactions                            27,455,067
  Accumulated net investment loss                                      (63,033)
                                                                 -------------
      Total                                                      $ 578,061,974
                                                                 =============
Shares of beneficial interest outstanding                          28,525,976
                                                                   ==========

Class A shares:
  Net asset value per share
    (net assets of $280,453,506 / 13,781,263 shares of
     beneficial interest outstanding)                                $20.35
                                                                     ======

  Offering price per share (100 / 94.25)                             $21.59
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $267,886,026 / 13,256,897 shares of
     beneficial interest outstanding)                                $20.21
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $29,122,947 / 1,458,452 shares of
     beneficial interest outstanding)                                $19.97
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $599,495 / 29,364 shares of beneficial
     interest outstanding)                                           $20.42
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1998
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $   8,476,978
    Interest                                                         1,955,792
    Foreign taxes withheld                                            (824,904)
                                                                 -------------
      Total investment income                                    $   9,607,866
                                                                 -------------
  Expenses -
    Management fee                                               $   5,225,948
    Trustees' compensation                                              44,117
    Shareholder servicing agent fee                                    600,700
    Distribution and service fee (Class A)                             574,106
    Distribution and service fee (Class B)                           2,736,316
    Distribution and service fee (Class C)                             227,023
    Administrative fee                                                  74,476
    Custodian fee                                                      358,418
    Interest expense                                                     2,333
    Printing                                                            64,523
    Postage                                                            114,253
    Auditing fees                                                       33,107
    Legal fees                                                           4,625
    Miscellaneous                                                      461,275
                                                                 -------------
      Total expenses                                             $  10,521,220
    Fees paid indirectly                                               (57,489)
                                                                 -------------
      Net expenses                                               $  10,463,731
                                                                 -------------
        Net investment loss                                      $    (855,865)
                                                                 -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  27,939,385
    Foreign currency transactions                                     (653,836)
                                                                 -------------
        Net realized gain on investments and foreign currency
          transactions                                           $  27,285,549
                                                                 -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $   9,553,032
    Translation of assets and liabilities in foreign
      currencies                                                       (65,006)
                                                                 -------------
        Net unrealized gain on investments                       $   9,488,026
                                                                 -------------
          Net realized and unrealized gain on investments and
            foreign currency                                     $  36,773,575
                                                                 -------------
            Increase in net assets from operations               $  35,917,710
                                                                 =============
See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   1998                       1997
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $   (855,865)              $   (282,409)
  Net realized gain on investments and foreign currency
    transactions                                                   27,285,549                 24,215,038
  Net unrealized gain on investments and foreign currency
    translation                                                     9,488,026                 37,698,223
                                                                 ------------               ------------
    Increase in net assets from operations                       $ 35,917,710               $ 61,630,852
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $   (989,278)              $     --
  From net investment income (Class C)                                (12,160)                    --
  From net investment income (Class I)                                 (3,499)                    --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (8,921,954)               (10,136,119)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (13,016,806)               (18,280,750)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (889,258)                  (828,520)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (23,223)                    --
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(23,856,178)              $(29,245,389)
                                                                 ------------               ------------
Net increase in net assets from Fund share transactions          $128,126,288               $120,938,001
                                                                 ------------               ------------
      Total increase in net assets                               $140,187,820               $153,323,464
Net assets:
  At beginning of period                                          437,874,154                284,550,690
                                                                 ------------               ------------

At end of period (including accumulated net investment loss
  of $63,033 and accumulated undistributed net investment
  income of $1,034,753, respectively)                            $578,061,974               $437,874,154
                                                                 ============               ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1998              1997            1996           1995           1994
-------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS  A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  20.09         $  18.45         $  16.68       $  16.95       $  16.56
                                                       --------         --------         --------       --------       --------
Income from investment operations# -
  Net investment income                                $   0.06         $   0.08         $   0.07       $   0.09       $   0.03
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                            1.35             3.49             2.60           1.37           1.13
                                                       --------         --------         --------       --------       --------
    Total from investment operations                   $   1.41         $   3.57         $   2.67       $   1.46       $   1.16
                                                       --------         --------         --------       --------       --------
Less distributions declared to
 shareholders -
  From net investment income                           $  (0.11)        $   --           $   --         $   --         $   --
  From net realized gain on investments and
   foreign currency transactions                          (1.04)           (1.93)           (0.90)         (1.73)         (0.70)
  In excess of net investment income                       --               --               --             --            (0.07)
                                                       --------         --------         --------       --------       --------
    Total distributions declared to
     shareholders                                      $  (1.15)        $  (1.93)        $  (0.90)      $  (1.73)      $  (0.77)
                                                       --------         --------         --------       --------       --------
Net asset value - end of period                        $  20.35         $  20.09         $  18.45       $  16.68       $  16.95
                                                       ========         ========         ========       ========       ========
Total return(+)                                           7.46%           20.81%           16.72%         10.16%          7.03%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              1.60%            1.63%            1.65%          1.61%          1.54%
  Net investment income                                   0.28%            0.42%            0.38%          0.58%          0.15%
Portfolio turnover                                          64%              65%              83%            73%            99%
Net assets at end of period (000 omitted)              $280,454         $167,390         $ 94,909       $ 52,164       $ 16,968

  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                               1998              1997            1996            1995             1994
-------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  19.97         $  18.36         $  16.55       $  16.78       $  16.53
                                                       --------         --------         --------       --------       --------
Income from investment operations# -
  Net investment loss                                  $  (0.11)        $  (0.07)        $  (0.08)      $  (0.05)      $  (0.17)
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                            1.39             3.46             2.60           1.37           1.13
                                                       --------         --------         --------       --------       --------
    Total from investment operations                   $   1.28         $   3.39         $   2.52       $   1.32       $   0.96
                                                       --------         --------         --------       --------       --------
Less distributions declared to
 shareholders -
  From net realized gain on investments and
   foreign currency transactions                       $  (1.04)        $  (1.78)        $  (0.71)      $  (1.55)      $  (0.70)
  In excess of net investment income                   $   --           $   --           $   --         $   --         $  (0.01)
                                                       --------         --------         --------       --------       --------
    Total distributions declared to
     shareholders                                      $  (1.04)        $  (1.78)        $  (0.71)      $  (1.55)      $  (0.71)
                                                       --------         --------         --------       --------       --------
Net asset value - end of period                        $  20.21         $  19.97         $  18.36       $  16.55       $  16.78
                                                       ========         ========         ========       ========       ========
Total return                                              6.75%           19.74%           15.75%          9.07%          5.91%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              2.35%            2.39%            2.45%          2.55%          2.58%
  Net investment loss                                   (0.51)%          (0.36)%          (0.44)%        (0.35)%        (1.01)%
Portfolio turnover                                          64%              65%              83%            73%            99%
Net assets at end of period (000 omitted)              $267,886         $253,354         $182,139       $156,286       $175,438

 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1998             1997             1996           1995          1994*
-------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  19.78         $  18.24         $  16.53       $  16.80       $  16.75
                                                       --------         --------         --------       --------       --------
Income from investment operations# -
  Net investment loss                                  $  (0.10)        $  (0.06)        $  (0.06)      $  (0.05)      $  (0.09)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                           1.34             3.44             2.57           1.37           0.14
                                                       --------         --------         --------       --------       --------
      Total from investment operations                 $   1.24         $   3.38         $   2.51       $   1.32       $   0.05
                                                       --------         --------         --------       --------       --------
Less distributions declared to shareholders -
  From net investment income                           $  (0.01)        $   --           $   --         $   --         $   --
  From net realized gain on investments and
    foreign currency transactions                         (1.04)           (1.84)           (0.80)         (1.59)          --
                                                       --------         --------         --------       --------       --------
      Total distributions declared to                                                                                         $
        shareholders
                                                       $  (1.05)        $  (1.84)        $  (0.80)      $  (1.59)          --
                                                       --------         --------         --------       --------       --------
Net asset value - end of period                        $  19.97         $  19.78         $  18.24       $  16.53       $  16.80
                                                       ========         ========         ========       ========       ========
Total return                                              6.64%           19.86%           15.82%          9.20%          0.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              2.35%            2.36%            2.39%          2.49%          2.55%+
  Net investment loss                                   (0.50)%          (0.33)%          (0.34)%        (0.31)%        (0.72)%+
Portfolio turnover                                          64%              65%              83%            73%            99%
Net assets at end of period (000 omitted)              $ 29,123         $ 16,658         $  7,503       $  2,908       $  1,440

 * For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                   PERIOD ENDED
                                                               OCTOBER 31, 1998             OCTOBER 31, 1997**
--------------------------------------------------------------------------------------------------------------
                                                                       CLASS  I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $20.14                         $17.57
                                                                         ------                         ------
Income from investment operations# -
  Net investment income                                                  $ 0.11                         $ 0.13
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  1.37                           2.44
                                                                         ------                         ------
      Total from investment operations                                   $ 1.48                         $ 2.57
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.16)                        $ --
  From net realized gain on investments and foreign currency
    transactions                                                          (1.04)                          --
                                                                         ------                         ------
      Total distributions declared to shareholders                       $(1.20)                        $ --
                                                                         ------                         ------
Net asset value - end of period                                          $20.42                         $20.14
                                                                         ======                         ======
Total return                                                              7.78%                         14.63%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.35%                          1.38%+
  Net investment income                                                   0.51%                          0.77%+
Portfolio turnover                                                          64%                            65%
Net assets at end of period (000 omitted)                                  $599                           $472

** For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Equity Fund (the Fund) (formerly, MFS World Equity Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1998, $763,016 and $278,628, respectively, were reclassified to accumulated net investment loss and accumulated net realized gain on investments and foreign currency transactions from paid-in capital due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average net assets                                   1.00%
Average net assets in excess of $1 billion                               0.85%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustee's compensation is a net periodic pension expense of $11,105 for the year ended October 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $182,740 for the year ended October 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $44,208 for the year ended October 31, 1998. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended October 31, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $34,286 and $3 for Class B and Class C shares, respectively, for the year ended October 31, 1998. Fees incurred under the distribution plan during the year ended October 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1998, were $5,409, $253,263, and $14,070 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                  PURCHASES           SALES
---------------------------------------------------------------------------
U.S. government securities                     $    328,324    $  1,733,504
                                               ------------    ------------
Investments (non-U.S. government
  securities)                                  $375,534,460    $307,388,320
                                               ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $497,425,703
                                                               ------------
Gross unrealized appreciation                                  $101,384,802
Gross unrealized depreciation                                   (19,403,086)
                                                               ------------
    Net unrealized appreciation                                $ 81,981,716
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                         YEAR ENDED OCTOBER 31, 1998           YEAR ENDED OCTOBER 31, 1997
                                   ---------------------------------       -------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         63,270,572        $1,328,540,567        18,465,899        $358,596,432
Shares issued to shareholders
  in reinvestment of
  distributions                        475,953             9,014,410           527,190           9,273,215
Shares transferred to Class I         --                  --                    (1,626)            (28,569)
Shares reacquired                  (58,297,803)       (1,233,152,862)      (15,804,320)       (307,926,288)
                                   -----------        --------------       -----------        ------------
    Net increase                     5,448,722        $  104,402,115         3,187,143        $ 59,914,790
                                   ===========        ==============       ===========        ============

Class B Shares
                                         YEAR ENDED OCTOBER 31, 1998           YEAR ENDED OCTOBER 31, 1997
                                   ---------------------------------       -------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          7,217,662        $  150,165,756         9,100,603        $175,632,414
Shares issued to shareholders
  in reinvestment of
  distributions                        642,497            12,163,413           972,341          17,122,902
Shares reacquired                   (7,289,367)         (151,361,853)       (7,308,155)       (140,432,806)
                                   -----------        --------------       -----------        ------------
    Net increase                       570,792        $   10,967,316         2,764,789        $ 52,322,510
                                   ===========        ==============       ===========        ============

Class C Shares
                                         YEAR ENDED OCTOBER 31, 1998           YEAR ENDED OCTOBER 31, 1997
                                   ---------------------------------       -------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          1,968,268        $   40,771,694           887,059        $ 17,183,627
Shares issued to shareholders
  in reinvestment of
  distributions                         39,122               731,968            39,609             690,382
Shares reacquired                   (1,391,012)          (28,864,563)         (495,886)         (9,612,687)
                                   -----------        --------------       -----------        ------------
    Net increase                       616,378        $   12,639,099           430,782        $  8,261,322
                                   ===========        ==============       ===========        ============

Class I Shares
                                         YEAR ENDED OCTOBER 31, 1998        PERIOD ENDED OCTOBER 31, 1997*
                                   ---------------------------------       -------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              6,519        $      132,173            22,958        $    435,115
Shares transferred from Class A         --                    --                 1,626              28,569
Shares issued to shareholders
  in reinvestment of
  distributions                          1,410                26,719            --                  --
Shares reacquired                       (1,996)              (41,134)           (1,153)            (24,305)
                                   -----------        --------------       -----------        ------------
    Net increase                         5,933        $      117,758            23,431        $    439,379
                                   ===========        ==============       ===========        ============

*For the period from the inception of Class I, January 2, 1997, through October 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1998, was $350.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $84,327 with Merrill Lynch at October 31, 1998.

At October 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1998, the Fund owned the following restricted securities (constituting 0.1% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                     DATE OF
                            ACQUISITION   SHARE AMOUNT         COST      VALUE
--------------------------------------------------------------------------------
Jarvis Hotels PLC             6/21/1996        410,300   $1,081,718   $700,160
                                                                      --------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund, including the schedule of portfolio investments as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 1997 and the financial highlights for the four years in the period then ended were audited by other auditors whose report dated December 5, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Equity Fund at October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                            /s/ Ernst & Young LLP
Boston, Massachusetts
December 9, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $20,445,836 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED OCTOBER 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 20.12%.

   FOR THE YEAR ENDED OCTOBER 31, 1998, INCOME FROM FOREIGN SOURCES WAS $6,390,377, AND FOREIGN TAXES WITHHELD WERE $824,904.

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor; Former           Stephen E. Cavan*
Chairman and Director (until 1991), MFS Investment
Management                                              ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                        CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,      State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School                         AUDITORS
                                                        Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,       INVESTOR INFORMATION
Colonial Insurance Company, Ltd.                        For MFS stock and bond market outlooks, call toll
                                                        free: 1-800-637-4458 anytime from a touch-tone
Abby M. O'Neill - Private Investor                      telephone.

Walter E. Robb, III - President and Treasurer,          For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial           financial adviser or, for an information kit, call
consultants); President, Benchmark Consulting           toll free: 1-800-637-2929 any business day from 9
Group, Inc. (office services)                           a.m. to 5 p.m. Eastern time (or leave a message
                                                        anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                INVESTOR SERVICE
MFS Investment Management                               MFS Service Center, Inc.
                                                        P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                    Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                               For general information, call toll free:
                                                        1-800-225-2606 any business day from
J. Dale Sherratt - President, Insight Resources,        8 a.m. to 8 p.m. Eastern time.
Inc. (acquisition planning specialists)
                                                        For service to speech- or hearing-impaired, call
Ward Smith - Former Chairman (until 1994), NACCO        toll free: 1-800-637-6576 any business day from 9
Industries (holding company)                            a.m. to 5 p.m. Eastern time. (To use this service,
                                                        your phone must be equipped with a
INVESTMENT ADVISER                                      Telecommunications Device for the Deaf.) For share
Massachusetts Financial Services Company                prices, account balances, and exchanges, call toll
500 Boylston Street                                     free: 1-800-MFS-TALK (1-800-637-8255) anytime from
Boston, MA 02116-3741                                   a touch-tone telephone.

DISTRIBUTOR                                             WORLD WIDE WEB
MFS Fund Distributors, Inc.                             www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
David R. Mannheim*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) GLOBAL EQUITY FUND                                           Bulk Rate
                                                                  U.S. Postage
[Logo] M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                  MFS
  We invented the mutual fund(R)                                ----------------


500 Boylston Street
Boston, MA 02116-3741










(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                             MWE-2  12/98  80M  04/204/304/804